 EXHIBIT 32

                        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                                           AS ADOPTED PURSUANT TO

                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C.1350), the undersigned, Robert Danvers, Chief Executive and Chief Financial Officer of Infotec Business Systems, Inc. (“the Company”) has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the “Report”).

         The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 23th day of  July 2004.

                                                  /s/ Robert Danvers

                                                  -------------------------

                                                  Name: Robert Danvers

                                                  Title: Chief Executive Officer, Chief Financial Officer